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                                                                    Exhibit 99.1

                      DESCRIPTION OF SECURITIES TO BE REGISTERED
                                     CONTAINED IN
                           FORM 8-A, FILED DECEMBER 5, 2001

         This registration statement relates to the registration of common stock, par value $.10 per share, of Michaels Stores, Inc., a Delaware corporation ("Michaels"), pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. The common stock is expected to be listed on the New York Stock Exchange. As of the date of filing of this registration statement, shares of common stock are quoted on The Nasdaq Stock Market, Inc.'s National Market System ("Nasdaq"), under the ticker symbol "MIKE". Upon the commencement of trading of the common stock on the New York Stock Exchange, Michaels intends to withdraw its inclusion of the common stock on Nasdaq.

         Michaels is authorized to issue 2,000,000 shares of preferred stock, par value $.10 per share, and 150,000,000 shares of common stock, par value $.10 per share. No shares of preferred stock are outstanding. As of November 27, 2001, there were 65,630,944 outstanding shares of common stock held of record by 597 stockholders and outstanding options to purchase 8,316,813 shares of common stock. The outstanding shares of common stock are fully paid and nonassessable.

COMMON STOCK

         Holders of common stock are entitled to one vote per share on all matters submitted to a vote of stockholders. Holders of common stock are entitled to receive proportionately any dividends that may be declared by the board of directors, subject to any preferential dividend rights of outstanding preferred stock. However, the terms of agreements governing our outstanding indebtedness restrict us from making dividend payments unless specified financial requirements are met.

PREFERRED STOCK

         The board of directors has the authority, without action by the stockholders, but within the limitations and restrictions in our certificate of incorporation, to issue preferred stock from time to time in one or more series. The board of directors may also fix for each series the number of shares, designation, rights, preferences, priorities and restrictions for each series of preferred stock, including dividend rights, voting rights, repurchase or redemption rights and any liquidation preferences. The issuance of preferred stock could adversely affect the voting and other rights of the holders of common stock.

PROVISIONS OF OUR CERTIFICATE OF INCORPORATION, OUR BYLAWS AND DELAWARE LAW

         Some provisions of our certificate of incorporation and bylaws and Delaware law may have an anti-takeover effect and delay, defer or prevent a tender offer or takeover attempt that a stockholder may consider in its best interest, including those attempts that might result in a premium over the market price for the shares held by stockholders.

         BOARD OF DIRECTORS, REMOVAL OF DIRECTORS AND FILLING VACANCIES IN DIRECTORSHIPS

         Our certificate of incorporation provides that each director shall serve on the board of directors for a one-year term. Generally, any director may be removed either for or without

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cause by a vote of the holders of a majority of our voting securities entitled to vote. In addition, our certificate of incorporation provides that if any person controls 5% or more of our common stock, then any director may be removed either for or without cause, at any special meeting of the stockholders by the affirmative vote of the holders of at least two-thirds of our voting securities entitled to vote. Under our certificate of incorporation, any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled by the vote of a majority of our directors then in office.

         NO CUMULATIVE VOTING

         Our certificate of incorporation expressly denies stockholders the right to cumulate votes in the election of directors. As a result, the holders of a majority of the shares entitled to vote at any meeting at which a quorum is present can elect all directors standing for election. Our bylaws provide that the directors shall be elected by plurality vote at the annual meeting of the stockholders, except as may be provided from time to time in our certificate of incorporation (or in the case of vacancies as described above).

         STOCKHOLDER ACTION AND SPECIAL MEETING OF STOCKHOLDERS

         Our bylaws provide that special meetings of the stockholders may only be called by our board of directors, unless otherwise prescribed by the General Corporation Law of the State of Delaware (the "DGCL") or our certificate of incorporation or bylaws. The business permitted to be conducted at any such meeting will be limited to that business brought before the meeting that is specified in the notice of the meeting or that is otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of our board of directors.

         ADVANCE NOTICE REQUIREMENTS FOR STOCKHOLDER PROPOSALS

         Our bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders must provide timely notice in writing. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the date on which we first mailed our proxy materials for the prior year's annual meeting of stockholders, except that if the annual meeting is called for a date that is not within 30 days before or after the anniversary of the prior year's annual meeting, notice by the stockholder, in order to be timely, must be received not later than the close of business on the tenth day following the date on which public announcement was first made of the date of the annual meeting. Our bylaws also specify requirements as to the form and content of a stockholder's notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders.

          ADVANCE NOTICE REQUIREMENTS FOR DIRECTOR NOMINATIONS

         Our certificate of incorporation provides that stockholders seeking to nominate candidates for election as directors at an annual meeting of stockholders must provide timely notice in writing. To be timely, a stockholder's notice must be delivered or mailed to the Secretary of Michaels not less than 14 days nor more than 50 days prior to any meeting called for the election of directors, except that if less than 21 days' notice of the meeting was given to stockholders, notice by the stockholder in order to be timely must be delivered or mailed to the

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Secretary of Michaels not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders. Our certificate of incorporation also specifies requirements as to the form and content of a stockholder's notice. These provisions may preclude stockholders from making nominations for directors at an annual meeting of stockholders.

         AUTHORIZED BUT UNISSUED SHARES

         Authorized but unissued shares of common stock and preferred stock under our certificate of incorporation will be available for future issuance without stockholder approval. These additional shares may be used for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of common stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

         GENERAL VOTING REQUIREMENTS

         Our bylaws provide that, when a quorum is present at any meeting of stockholders, the vote of the holders of a majority of the shares which have voting power present in person or represented by proxy at the meeting and which have actually voted shall decide any questions brought before the meeting, unless the DGCL, our certificate of incorporation or our bylaws require a different vote. Shares which abstain, by proxy or in person, in the vote on any decision, shares represented by proxy which withholds authority to vote for, against or with respect to such decision and shares held of record by a broker or other nominee with respect to which such broker or nominee does not have authority to vote such shares on such question will not be considered to have been actually voted.

         SUPERMAJORITY VOTE REQUIREMENTS

         Delaware law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. If any person controls 5% or more of our common stock, our certificate of incorporation requires the favorable vote of the holders of at least two-thirds of our common stock entitled to vote on the matter to remove any director or to approve specified transactions, including a merger or a sale of substantially all of our assets, with the person controlling 5% or more of our common stock. Additionally, our certificate of incorporation requires the affirmative vote of the holders of at least two-thirds of our common stock entitled to vote on the matter to approve any transaction designed to decrease the number of holders of our common stock remaining after any person has acquired beneficial ownership of 5% or more of our common stock. However, the supermajority voting provisions relating to approval of the transactions do not apply if our board of directors approved the transaction before the person acquired control or became the beneficial owner of 5% or more of our common stock. Finally, if any person has control or is the beneficial owner of 5% or more of our common stock, the provisions in our certificate of incorporation relating to the approval of the transactions described above may be amended or repealed only by the

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favorable vote of the holders of at least two-thirds of the common stock entitled to vote on the matter.

         PREEMPTIVE RIGHTS

         Our certificate of incorporation expressly denies stockholders any preemptive or preferential rights to subscribe for or to purchase any stock, obligations, warrants or any other securities that may be issued by Michaels.

         LIQUIDATION RIGHTS

         Upon any liquidation, dissolution or winding up of Michaels, holders of common stock are entitled to receive proportionately any of our assets remaining after the payment of liabilities and subject to the prior rights of any outstanding preferred stock.

         DELAWARE SECTION 203

         We are subject to the provisions of Section 203 of the DGCL. Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the person became an interested stockholder, unless the interested stockholder attained that status with the approval of the board of directors or the business combination is approved in a prescribed manner. A "business combination" includes some mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to some exceptions, an "interested stockholder" is a person who, together with affiliates and associates, owns, or within the prior three years did own, 15% or more of the corporation's voting stock.

TRANSFER AGENT

         The registrar and transfer agent for our common stock is Computershare Investor Services, L.L.C.